Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated October 9, 2015
to the
PMC Core Fixed Income Fund
PMC Diversified Equity Fund (the “Funds”)
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated December 5, 2014, as previously supplemented

This supplement makes the following amendments to disclosures in the Funds’ Prospectus, Summary Prospectus and SAI dated December 5, 2014, as previously supplemented:

Effective October 1, 2015, William Blair & Company, L.L.C. (“William Blair”) transferred the investment sub-advisory agreement for the Funds to its affiliate, William Blair Investment Management, LLC (“WBIM”), a Delaware limited liability company and registered investment adviser.  There are no changes to the portfolio management team or principal investment strategies with respect to the portion of the Funds’ assets managed by WBIM as a result of the transfer.  All references to William Blair as an investment sub-adviser to the Funds in the Prospectus, Summary Prospectus and SAI are replaced with WBIM.

Please retain this supplement with your Prospectus, Summary Prospectus and Statement of Additional Information.